Exhibit 99.3

Investor Presentation

2nd Quarter 2012

Forward-Looking Statements & Safe Harbor

This presentation contains certain statements, estimates and forecasts with  respect to future performance and events. These statements, estimates and forecasts are  ”forward-looking statements”. In some cases,

forward-looking statements can be identified by the use of  forward-looking terminology such as ”may,”

“might,” “will,” ”should,” “expect,” ”plan,” “intend,” ”estimate,” ”anticipate,” ”believe,” “predict,”

“potential” or ”continue” or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and  expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections  of our future financial performance based on our growth strategies and anticipated trends in  our business. These statements are only predictions based on our current expectations and projections about  future events. There are important factors that could cause our actual results, level of  activity, performance or achievements to differ materially from the results, level of activity, performance or  achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct.  In light of these risks, uncertainties and assumptions, the future performance or events described in the  forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon  forward-looking statements as a prediction of actual results and we do not assume any  responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to  time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any  forward-looking statements, whether as a result of new information, future developments or otherwise.

2

Agenda

??Executive Summary

??Operating Segments

??U.S. Insurance

??International Insurance

??Reinsurance

??Financial Highlights

??Conclusion

??Appendix

3

Allied World’s Franchise

Well-diversified property and casualty insurer and reinsurer with significant geographic reach

Experienced executive management team with strong risk

management culture

Excellent capitalization with active capital management

Highly Rated – “A” (Strong) by S&P, ”A” (Excellent) by A.M.

Best and ”A2” (Good) by Moody’s

Industry leading results and value creation

4

Allied World – A Diversified mix

Leading specialty insurance company with broad range of product  offerings,

global capabilities and significant U.S. focus

??Diversified insurance and reinsurance

products offered across global platform with

operations in the U.S., Bermuda, Lloyd’s,

Europe, Hong Kong and Singapore

??Emphasis on insurance and

casualty lines with strong reinsurance

and property capabilities

??Customer focus

??Moving closer to clients in markets

??Demonstrated expertise in markets in

which we underwrite

??A ”go to” market for targeted lines and

classes of business such as healthcare and

construction

Specialty Property

Reinsurance Reinsurance

7% 11% General

Property

11%

Casualty

Reinsurance General

16% Casualty

16%

Healthcare*

16% Professional Other

Liability 4%

19%

Total TTM June 2012 GPW: $ 2,187M

66% Insurance / 34% Reinsurance

71% Casualty / 29% Property

* Includes healthcare-related program business

5

Experienced Management: Shifting the Business Focus

In response to the changing macro economic environment, Allied  World has transformed itself since 2007

Allied World 2007

Reduced dependence on Bermuda

large account excess business

U.S. segment has increased

significantly with focus on small and

middle market account primary and

specialty business

Reinsurance segment now with strong

U.S. presence and growing

internationally

Allied World Today

2007 GPW: $1,506M

TTM June 2012 GPW: $2,187M

6

Active Capital Management Improves Shareholder Value

Diluted book value per

share has more than

doubled since 2007

doubled since 2007

(In millions, except for per share amounts)

* Excludes $243.8 million syndicated loan that was repaid on  February 23, 2009

Capital Management History

o Share Repurchases

• $1.6 billion of shares and warrants

repurchased between December 2007

and June 2012

• $500 million remaining capacity in new

share repurchase program as of June

2012

oDividends:

• $214 million of common dividends paid

since 2007; current quarterly dividend

of $0.375 per share

o Conservative Capital Position:

• $300 million in ten-year senior notes

issued in November 2010; financial

leverage of 19.6% at June 2012

7

Superior Value Creation

Five Year Growth in Book Value per Share

July 2007 – June 2012

Peer Average = 72%

Growth in book value per share calculated by taking change in  book value per share from June 30, 2007 through June 30, 2012 adjusted for dividends paid or declared. Diluted book value per share used when available

8

Agenda

??Executive Summary

??Operating Segments

??U.S. Insurance

??International Insurance

??Reinsurance

??Financial Highlights

??Conclusion

??Appendix

Our U.S. Insurance Operating Segment

-A significant U.S.-based specialty franchise with diversified offerings

• Direct property and casualty insurance for

small and middle-market non-Fortune 1000

companies

• Ten branch offices in strategic locations

throughout the U.S.

• Admitted and excess & surplus lines (E&S)

capabilities in all 50 states

• Increased access to attractive small account

primary business

• Industry verticals strategy

oFocused on servicing products in select industry

classes, including healthcare, private / non-profit,

and public entity / construction

• New specialty products

oDefense Base Act approved underwriter,

environmental, inland marine and M&A

capabilities

Allied World U.S. Insurance Operating Segment

Product Mix

Total TTM June 2012 GPW: $899M

* Includes healthcare-related program business

Our International Insurance Operating Segment

-Global Diversification and Expansion

• Offices in Bermuda, Dublin, Hong Kong,

London, Singapore and Switzerland

position the company to meet developing

opportunities

• Lloyd’s Syndicate 2232

o Association with Lloyd’s enhances Allied World’s

brand recognition

o Increases access to Latin America and Asia-

Pacific region

o Offers treaty and individual risk products

• New product capabilities:

o Trade credit and political risk

o European healthcare

o Small-to-medium enterprises (SME Professional)

• MGA and program business initiated in

targeted areas

Allied World International Insurance Operating

Segment Product Mix

Total TTM June 2012 GPW: $537M

Our Reinsurance Operating Segment

- Flexibility to take advantage of reinsurance opportunities in the global marketplace

Allied World Reinsurance Operating Segment Product Mix

North American Property 7%

Global Maine, Aerospace & Crop 14%

Specialty 6%

Professional Liability 7%

Global CAT 15%

North American CAT 19%

General Casualty 20%

Global Property 7%

Global Casualty 5%

Total TTM June 2012 GPW: $751M

U.S. operation has improved access to U.S. regional business and strengthened local relationships

Property reinsurance capabilities that focus on small and medium account regional carriers

In late 2010, launched Global Marine and Specialty Unit that offers marine and aerospace coverages as well as crop and hail business

Strategic Bermuda Platform

Property catastrophe, property per risk, workers’ compensation catastrophe, accident & health and specialty casualty

Swiss and Singapore offices and Lloyd’s Syndicate 2232 increase global reach

Significantly expanded reinsurance capabilities throughout Europe, Latin America, Middle East, Africa and the Asia Pacific region

ALLIED WORLD ASSURANCE COMPANY

Quarterly Highlights – Second Quarter 2012

Investments in operations are paying off with increased production and  strong underwriting results across all of our operating segments

• Gross premiums written of $647 million for quarter, up 24.5% from prior period. Up

22.9% year to date

o Reinsurance gross premiums written increased $83 million, up 72.7% from prior period.

Up 97.7% year to date

o U.S. Insurance gross premiums written increased $39 million, up 17.3% from prior period.

Up 14.7% year to date

o International Insurance gross premiums written increased $7 million, up 2.8% from prior period. Up 2.5% year to date

• Underwriting income of $63.8 million for quarter and $123 million through June 2012

o Combined ratio of 85.1% for quarter and 85.2% year to date through June 2012

o Expense ratio fell to 29.2% for the quarter and year to date through June 2012

Quarterly Highlights – Recent Announcements

• Joan Dillard retiring after almost 30 years in the industry (9+ with Allied World)

• Tom Bradley joining Allied World as Chief Financial Officer effective September 24,

2012

o Based in NYC and reporting directly to Allied World’s CEO Scott Carmilani

o Member of Allied World’s Senior Leadership Team

o Brings 25+ years of significant financial reporting and insurance industry financial experience:

o Zurich Financial Services

o St. Paul Companies

o USF&G Corporation

o Maryland Casualty Company

o Fair Issac Corporation

o Dorsey & Whitney

• Formation of AW Financial Services

o Focus on making strategic investments in complementary businesses (asset managers and other ancillary businesses):

o Diversifying revenue stream into non-risk bearing strategies

o Participating in economic growth of attractive non-core businesses

o John Gauthier named President of AW Financial Services

o Continues to serve as Allied World’s Chief Investment Officer reporting to

CEO and member of company’s Senior Leadership Team

Agenda

??Executive Summary

??Operating Segments

??U.S. Insurance

??International Insurance

??Reinsurance

??Financial Highlights

??Conclusion

??Appendix

Strong Operating Performance

Operating Income and Combined Ratio

* Peer average includes ALTE, ACGL, AGII, AHL, AXS, ENH, HCC, MKL, NAVG, OB, PRA, RLI, THG and  WRB.

Source: SNL Financial

Expense Ratio Declining as We Build Scale

Note: GAAP expense ratio

*Peer average includes ALTE, ACGL, AGII, AHL, AXS, ENH, HCC, MKL, NAVG, OB, PRA, RLI, THG and WRB.

Source: SNL Financial

Strong Underwriting Results

Underwriting performance has been strong since our inception

Historical Loss Ratios Through June 30, 2012 ($MM)1

AY 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 CY Total

CY Original Loss Ratio 70.1% 65.3% 75.9% 103.1% 59.6% 58.4% 55.6% 45.9% 52.1% 65.8% 55.9%

Prior Year Development 0.0% -4.9% -5.8% -3.6% -8.2% -10.2% -24.2% -18.8% -23.1% -17.4% -9.8%

AY Original Loss Ratio 70.1% 70.1% 81.7% 106.7% 67.7% 68.6% 79.8% 64.7% 75.1% 83.2% 65.7%

2002

2003 (56.8) (56.8)

2004 (26.7) (52.7) (79.4)

2005 (8.4) (45.7) 5.6 (48.5)

2006 (16.5) (43.1) (45.3) (8.2) (113.0)

2007 6.2 (33.8) (76.9) (6.2) (26.1) (136.9)

2008 (8.9) (87.9) (100.3) (73.8) (7.8) (33.9) (312.6)

2009 (16.5) (57.2) (118.1) (102.5) 11.6 2.4 32.2 (248.0)

2010 4.4 (10.9) (57.0) (146.7) (54.4) (24.8) (22.6) (1.2) (313.4)

2011 (0.0) (1.3) (22.1) (89.5) (42.3) (68.7) (21.7) (27.9) 20.1 (253.5)

2012 5.7 (1.7) (7.8) (21.9) (45.7) (47.3) (5.9) (5.2) 1.4 47.0 (81.4)

Subsequent Development (117.7) (334.2) (421.9) (448.9) (164.7) (172.3) (18.0) (34.3) 21.5 47.0 (1,643.5)

Loss Ratio Points -27.1% -28.5% -30.8% -33.1% -11.9% -12.9% -1.4% -2.6% 1.6% 3.2%

AY Developed 42.9% 41.6% 50.9% 73.6% 55.8% 55.7% 78.4% 62.1% 76.7% 86.5% 65.7%

Cat Losses 16.4% 28.1% 9.7% 6.2% 20.4%

AY Developed EX Cat Losses 42.9% 41.6% 34.5% 45.5% 55.8% 55.7% 68.7% 62.1% 70.6% 66.1% 65.7%

2

Case Incurred through 2012 Q2 41.3% 34.0% 45.8% 59.8% 39.5% 38.8% 50.6% 25.7% 43.9% 37.1% 11.2%

Remaining IBNR / EP Ratio @ 2012 Q2 1.6% 7.6% 5.1% 13.8% 16.3% 16.9% 27.8% 36.4% 32.8% 49.4% 54.5%

(1) Pro-forma including Darwin development since inception

(2) Case incurred ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis

Prudent Reserving Philosophy

• Net reserves about 4.0% above mid-point of range at

June 30, 2012

• $1.6 billion net favorable reserve development since

inception

• 72% of reserves are IBNR

Net Loss & LAE Reserve Mix at June 30, 2012

IBNR IBNR

Reinsurance U.S. Insurance

21% 22%

Case IBNR

International International

Insurance Insurance

9% 29%

Case

Reinsurance

11% Case

U.S. Insurance

8%

June 30, 2012 Total: $4.3 B

Range of Net Reserves at June 30, 2012 ($MM)

Net Prior Year Reserve Releases* ($MM)

* Pro-forma including Darwin

development since inception

Investment Portfolio Highlights

Investment Portfolio by Quarter

December 2008 -June 2012

Private equity (funded) Equity Hedge Funds

Distressed RMBS High Yield Municipals

ABS Mortgage Backed Securities Corporate Bonds

Government Cash Duration

•We maintain a short

duration/overweight credit

position in core fixed-income

• Relative value and significant

market volatility remains in

favor of a diversified

portfolio, by asset class as

well as by issuer

Financial Highlights

Allied World has reported very strong results despite competitive landscape,

financial turbulence and catastrophe activity

June 2012

Operating Results 2011 2010 2009 2008

YTD

Net Income $315M $275M $665M $607M $184M

Operating Income $179M $184M $398M $538M $455M

Annualized Net Income Return on Average Equity 19.6% 8.9% 21.9% 22.6% 8.3%

Annualized Operating Return on Average Equity 11.1% 6.0% 13.1% 20.0% 20.6%

Combined Ratio 85.2% 95.9% 84.9% 76.1% 84.1%

Cash flow from Operations $302M $548M $451M $668M $657M

Total Investment Portfolio Return 2.6% 2.0% 6.1% 7.9% 0.5%

Ending Diluted Book Value per Share $88.24 $80.11 $74.29 $59.56 $46.05

Growth in Diluted Book Value Per Share 10% 8% 25% 29% 8%

Peer Comparisons – Operating Income ROE

Five Year Average Quarterly Annualized Operating ROE

July 2007 – June 2012

Source: SNL Financial

Catastrophe Losses at Low End of Competitors

Catastrophe Losses as a % of Prior Year

Shareholders’ Equity

Catastrophe

losses in line with

our risk appetite

1	2007 shareholders’ equity includes Max Capital and Harbor Point
2	Hurricanes Ike and Gustav

Percentages represent pre tax catastrophe losses divided by prior  year-end shareholders equity.

Source: SNL Financial and company filings

Agenda

??Executive Summary

??Operating Segments

??U.S. Insurance

??International Insurance

??Reinsurance

??Financial Highlights

??Conclusion

??Appendix

Conclusion

Strong top line growth with diversified product mix

• Gross premiums increasing in each operating segment

Historically strong operating returns

• Combined ratio compares favorably to peers

• Expense ratio declining as we build scale

Solid investment returns

Active capital management

Industry leading value creation

Current valuation is inconsistent with company’s historical performance and strong position to capitalize on market opportunities

Conclusion

-Allied World is attractively valued given its historical performance

Five Year Growth in Book Value per Share

July 2007 – June 2012

vs.

Price to Book Value

Growth in book value per share calculated by taking change in  book value per share from June 30, 2007 through June 30, 2012 adjusted for dividends paid or declared. Price to book as of August 9, 2012. Diluted book value  per share used when available.

Source: SNL Financial

Agenda

??Executive Summary

??Operating Segments

??U.S. Insurance

??International Insurance

??Reinsurance

??Financial Highlights

??Conclusion

??Appendix

Non-GAAP Financial Measures

In presenting the company’s results, management has included and discussed in this presentation certain non generally accepted accounting principles (“non-GAAP”)

financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange  Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better  explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be  viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S.  GAAP”).

“Operating income” is an internal performance measure used by  the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings,  net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes  net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other  factors. The company excludes impairment of intangible assets as these are non-recurring charges.

In addition to presenting net income determined in accordance with GAAP, the company believes that showing  operating income enables investors, analysts, rating agencies and other users of its financial information to more  easily analyze the company’s results of operations and the company’s underlying business performance.

Operating income should not be viewed as a substitute for GAAP net income.

The company has included ”diluted book value per share”  because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns.

“Annualized return on average shareholders’ equity” (“ROAE”)  is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk  premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions  or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating  performance, which supplements GAAP information.

In calculating ROAE, the net income (loss) available to shareholders  for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company  presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

“Annualized operating return on average shareholders’ equity” is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the  average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the  reasons outlined in the annualized return on average shareholders’ equity explanation above.

See slides 29 -31 for a reconciliation of non-GAAP measures used in this presentation to their most  directly comparable GAAP measures.

Non-GAAP Financial Measures -Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS’

EQUITY RECONCILIATION

(Expressed in thousands of United States dollars, except for percentage information)

Quarter Ended June 30, Six Months Ended June 30,

2012 2011 2012 2011

Opening shareholders’ equity $ 3,245,821 $ 2,950,953 $ 3,149,022 $ 3,075,820

Deduct: accumulated other comprehensive income (2,325) (32,963) (14,484) (57,135)

Adjusted opening shareholders’ equity 3,243,496 2,917,990 3,134,538 3,018,685

Closing shareholders’ equity $ 3,283,901 $ 3,044,417 $ 3,283,901 $ 3,044,417

Deduct: accumulated other comprehensive income (1,414) (23,095) (1,414) (23,095)

Adjusted closing shareholders’ equity 3,282,487 3,021,322 3,282,487 3,021,322

Average adjusted shareholders’ equity $ 3,262,992 $ 2,969,656 $ 3,208,513 $ 3,020,004

Net income available to shareholders $ 96,351 $ 93,800 $ 314,507 $ 102,420

Annualized net income available to shareholders 385,404 375,200 629,014 204,840

Annualized return on average shareholders’ equity—net income available to shareholders 11.8% 12.6% 19.6% 6.8%

Operating income available to shareholders $ 87,318 $ 44,189 $ 178,823 $ 2,842

Annualized operating income available to shareholders 349,272 176,756 357,646 5,684

Annualized return on average shareholders’ equity—operating

income available to shareholders 10.7% 6.0% 11.1% 0.2%

Non-GAAP Financial Measures -Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

UNAUDITED OPERATING INCOME RECONCILIATION

(Expressed in thousands of United States dollars, except share and per share amounts)

Quarter Ended June 30, Six Months Ended June 30,

2012 2011 2012 2011

Net income $ 96,351 $ 93,800 $ 314,507 $ 102,420

Add after tax effect of:

Net realized investment gains (8,014) (50,795) (134,584) (100,320)

Foreign exchange (gain) loss (1,019) 1,184 (1,100) 742

Operating income $ 87,318 $ 44,189 $ 178,823 $ 2,842

Weighted average common shares outstanding:

Basic 36,288,596 38,346,489 36,746,881 38,061,724

Diluted 37,189,722 39,800,753 37,395,559 39,873,418

Basic per share data:

Net income $ 2.66 $ 2.45 $ 8.56 $ 2.69

Add after tax effect of:

Net realized investment gains (0.22) (1.32) (3.66) (2.64)

Foreign exchange (gain) loss (0.03) 0.02 (0.03) 0.03

Operating income $ 2.41 $ 1.15 $ 4.87 $ 0.08

Diluted per share data:

Net income $ 2.59 $ 2.36 $ 8.41 $ 2.57

Add after tax effect of:

Net realized investment gains (0.22) (1.28) (3.60) (2.52)

Foreign exchange (gain) loss (0.02) 0.03 (0.03) 0.02

Operating income $ 2.35 $ 1.11 $ 4.78 $ 0.07

Non-GAAP Financial Measures -Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

UNAUDITED DILUTED BOOK VALUE PER SHARE RECONCILIATION

(Expressed in thousands of United States dollars, except share and per share amounts)

As of As of As of

June 30, December 31, June 30,

2012 2011 2011

Price per share at period end $ 79.47 $ 62.93 $ 57.58

Total shareholders’ equity $ 3,283,901 $ 3,149,022 $ 3,044,417

Basic common shares outstanding 35,942,964 37,742,131 37,945,043

Add: unvested restricted share units 185,809 249,251 473,967

Add: performance based equity awards 510,530 889,939 920,164

Add: employee share purchase plan — 11,053 —

Add: dilutive options/warrants outstanding 1,365,245 1,525,853 1,124,438

Weighted average exercise price per share $ 46.04 $ 45.72 $ 38.83

Deduct: options bought back via treasury method (790,888) (1,108,615) (758,342)

Common shares and common share

equivalents outstanding 37,213,660 39,309,612 39,705,270

Basic book value per common share $ 91.36 $ 83.44 $ 80.23

Diluted book value per common share $ 88.24 $ 80.11 $ 76.68